Exhibit 99.1

Genworth Provides Estimate of U.S. Life Insurance Companies Statutory Cash Flow Testing and Resulting Margins For 2017

RICHMOND, Va., February 21, 2018 – Genworth Financial, Inc. (NYSE:GNW) announced today its expected statutory capital and cash flow testing (CFT) results for its U.S. life insurance companies for the year ended December 31, 2017. Additional financial information for the year ended December 31, 2017, including final statutory results, will be included in the company’s upcoming Form 10-K. The expected statutory capital and CFT results include:

•	The aggregated CFT results for Genworth Life Insurance Company (GLIC) resulted in an expected positive margin of approximately $0.6 billion after including approximately $2 billion of provisions for adverse deviation (PADs). The decline in margins included lower interest rates and long-term care insurance (LTC) assumption changes differentiating between policies with and without lifetime benefits, partially offset by the impact of anticipated premiums driven mostly by modeling refinements and some modest additional expected future in-force rate actions.

•	The aggregated CFT results for Genworth Life Insurance Company of New York (GLICNY) resulted in an expected incremental negative margin of $0.4 billion, after including $1 billion of PADs. Additional CFT reserves of $188 million and $58 million have been recorded in the fourth and second quarters of 2017 and GLICNY will phase-in additional reserves to eliminate the remaining $0.3 billion negative margin over the next two years as agreed upon with the New York Department of Financial Services (NYDFS). Filed for but not yet approved future in force premium increases or benefit reductions have not been included in GLICNY CFT. GLICNY currently has a LTC rate increase request filed with the NYDFS, that if fully approved and implemented, would eliminate the need for the phase-in of the additional CFT reserves. As of year-end 2017, the company action level risk-based capital (RBC) ratio for GLICNY is expected to be between 280 and 290 percent.

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Stand-alone testing (Actuarial Guideline 38) of universal life insurance products with secondary guarantees and other updated assumptions resulted in a $335 million increase in statutory reserves in the fourth quarter of 2017, primarily in Genworth Life and Annuity Insurance Company (GLAIC). This included $95 million of an agreed upon phase-in of reserves, with the final $95 million of the three-year phase in to be included in 2018 results. The remaining reserve addition was primarily driven by both the lower interest rate environment prescribed as of June 30, 2017, and an update to our mortality expectations. As of year-end 2017, the RBC ratio for GLAIC is expected to be between 420 and 430 percent.

•	As a result of the above impacts, the consolidated U.S. life insurance company RBC ratio of GLIC is expected to be between 280 and 290 percent as of year-end 2017. This estimate also includes an approximate 20 point net reduction from 2017 tax reform, primarily due to the revaluation of admitted deferred tax assets at the new 21 percent corporate federal tax rate, partially offset by expected benefits from the application of the new tax rules.

About Genworth Financial

Genworth Financial, Inc. (NYSE: GNW) is a Fortune 500 insurance holding company committed to helping families achieve the dream of homeownership and address the financial challenges of aging through its leadership positions in mortgage insurance and long term care insurance. Headquartered in Richmond, Virginia, Genworth traces its roots back to 1871 and became a public company in 2004. For more information, visit genworth.com.

From time to time, Genworth releases important information via postings on its corporate website. Accordingly, investors and other interested parties are encouraged to enroll to receive automatic email alerts and Really Simple Syndication (RSS) feeds regarding new postings. Enrollment information is found under the “Investors” section of genworth.com. From time to time, Genworth’s publicly traded subsidiaries, Genworth MI Canada Inc. and Genworth Mortgage Insurance Australia Limited, separately release financial and other information about their operations. This information can be found at http://genworth.ca and http://www.genworth.com.au.

Cautionary Note Regarding Forward-Looking Statements

This press release contains certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by words such as “expects,” “intends,” “anticipates,” “plans,” “believes,” “seeks,” “estimates,” “will” or words of similar meaning and include, but are not limited to, statements regarding the outlook for the company’s future business and financial performance. Forward-looking statements are based on management’s current expectations and assumptions, which are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Actual outcomes and results may differ materially due to global political, economic, business, competitive, market, regulatory and other factors and risks, including, but not limited to, the following:

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risks related to the proposed transaction with China Oceanwide Holdings Group Co., Ltd. (China Oceanwide) including: the company’s inability to complete the transaction in a timely manner or at all; the company’s inability to find suitable mitigation options to address CFIUS’s interest and obtain regulatory approvals, or the possibility that such mitigation options or regulatory approvals may further delay the transaction including as a result of valuation differences with Delaware regarding GLAIC, or will not be received prior to April 1, 2018 (and either or both of the parties may not be willing to further waive their end date termination rights beyond April 1, 2018) or that materially burdensome or adverse regulatory conditions may be imposed or undesirable measures may be required in connection with any such regulatory approvals, including any mitigation approaches that may be necessary to obtain CFIUS approval (including conditions or measures that either or both of the parties may be unwilling to accept or undertake under the terms of the existing agreements or at all); existing and potential legal proceedings may be instituted against the company that may delay the transaction, make it more costly or ultimately preclude it; the risk that the proposed transaction disrupts the company’s current plans and operations as a result of the announcement and consummation of the transaction; certain restrictions during the pendency of the transaction that may impact the company’s ability to pursue certain business opportunities or strategic transactions; continued availability of capital and financing to the company before, or in the absence of, the consummation of the transaction; further rating agency actions and downgrades in the company’s debt or financial strength ratings; changes in applicable laws or regulations; the company’s ability to recognize the anticipated benefits of the transaction; the amount of the costs, fees, expenses and other charges related to the transaction may be material; the risks related to diverting management’s attention from the company’s ongoing business operations; the merger agreement may be terminated in circumstances that would require the company to pay China Oceanwide a fee; the company’s ability to attract, recruit, retain and motivate current and prospective employees may be adversely affected; and disruptions and uncertainty relating to the transaction, whether or not it is completed, may harm the company’s relationships with its employees, customers, distributors, vendors or other business partners, and may result in a negative impact on the company’s business;

•	strategic risks in the event the proposed transaction with China Oceanwide is not consummated including: the company’s inability to successfully execute on any of its strategic plans to effectively address its current business challenges (including with respect to the restructuring of its U.S. life insurance businesses, debt obligations, including the debt maturing in May 2018, cost savings, ratings and capital), including as a result of a failure to complete the China Oceanwide transaction or the inability to pursue alternative strategic plans pending the transaction; the company’s inability to continue to sell long term care insurance policies; the company’s inability to attract buyers for any businesses or other assets it may seek to sell, or securities it may seek to issue, in each case, in a timely manner and on anticipated terms; an inability to increase the capital needed in the company’s businesses in a timely manner and on anticipated terms, including through improved business performance, reinsurance or similar transactions, asset sales, securities offerings or otherwise, in each case as and when required; a failure to obtain any required regulatory, stockholder, noteholder approvals and/or other third-party approvals or consents for such alternative strategic plans; the company’s challenges changing or being more costly or difficult to successfully address than currently anticipated or the benefits achieved being less than anticipated; an inability to achieve anticipated cost-savings in a timely manner; and adverse tax or accounting charges;

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risks relating to estimates, assumptions and valuations including: risks related to the impact of the company’s annual review of assumptions and methodologies related to its long term care insurance claim reserves and margin reviews, including risks that additional information obtained in finalizing its margin review or other changes to assumptions or methodologies materially affect the impact on margins; inadequate reserves and the need to increase reserves (including as a result of any changes the company may make to its assumptions, methodologies or otherwise in connection with periodic or other reviews); inaccurate models; deviations from the company’s estimates and actuarial assumptions or other reasons in its long-term care insurance, life insurance and/or annuity businesses; accelerated amortization of deferred acquisition costs (“DAC”) and present value of future profits (“PVFP”) (including as a result of any changes it may make to its assumptions, methodologies or otherwise in connection with periodic or other reviews); adverse impact on the company’s financial results as a result of projected profits followed by projected losses (as is currently the case with its long-term care insurance business); adverse impact on the company’s results of operations, including its loss ratios as a result of its annual review of the premium earnings pattern for its mortgage insurance businesses; and changes in valuation of fixed maturity, equity and trading securities;

•	risks relating to economic, market and political conditions including: downturns and volatility in global economies and equity and credit markets; interest rates and changes in rates (particularly given the historically low interest rate environment) have adversely impacted, and may continue to materially adversely impact, the company’s business and profitability; deterioration in economic conditions or a decline in home prices that adversely affect the company’s loss experience in mortgage insurance; political and economic instability or changes in government policies; and fluctuations in foreign currency exchange rates and international securities markets;

•	regulatory and legal risks including: extensive regulation of the company’s businesses and changes in applicable laws and regulations (including changes to tax laws and regulations); litigation and regulatory investigations or other actions; dependence on dividends and other distributions from the company’s subsidiaries (particularly its international subsidiaries) and the inability of any subsidiaries to pay dividends or make other distributions to the company, including as a result of the performance of its subsidiaries and insurance, regulatory or corporate law restrictions; adverse change in regulatory requirements, including risk-based capital; changes in regulations adversely affecting the company’s international operations; inability to meet or maintain the private mortgage insurer eligibility requirements (“PMIERs”); inability of the company’s U.S. mortgage insurance subsidiaries to meet minimum statutory capital requirements and hazardous financial condition standards; the influence of Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and a small number of large mortgage lenders on the U.S. mortgage insurance market and adverse changes to the role or structure of Fannie Mae and Freddie Mac; adverse changes in regulations affecting the company’s mortgage insurance businesses; inability to continue to implement actions to mitigate the impact of statutory reserve requirements; impact of additional regulations pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act; and changes in accounting and reporting standards;

•	liquidity, financial strength ratings, credit and counterparty risks including: insufficient internal sources to meet liquidity needs and limited or no access to capital (including the company’s inability to complete a secured debt transaction); future adverse rating agency actions, including with respect to rating downgrades or potential downgrades or being put on review for potential downgrade, all of which could have adverse implications for the company, including with respect to key business relationships, product offerings, business results of operations, financial condition and capital needs, strategic plans, collateral obligations and availability and terms of hedging, reinsurance and borrowings; defaults by counterparties to reinsurance arrangements or derivative instruments; defaults or other events impacting the value of the company’s fixed maturity securities portfolio; and defaults on the company’s commercial mortgage loans or the mortgage loans underlying its investments in commercial mortgage-backed securities and volatility in performance;

•	operational risks including: inability to retain, attract and motivate qualified employees or senior management; ineffective or inadequate risk management in identifying, controlling or mitigating risks; reliance on, and loss of, key customer or distribution relationships; availability, affordability and adequacy of reinsurance to protect the company against losses; competition; competition in the company’s mortgage insurance businesses from government and government-owned and government-sponsored enterprises (“GSEs”) offering mortgage insurance; the design and effectiveness of its disclosure controls and procedures and internal control over financial reporting may not prevent all errors, misstatements or misrepresentations; and failure or any compromise of the security of the company’s computer systems, disaster recovery systems and business continuity plans and failures to safeguard, or breaches of, its confidential information;

•	insurance and product-related risks including: the company’s inability to increase sufficiently, and in a timely manner, premiums on in force long term care insurance policies and/or reduce in force benefits, and charge higher premiums on new policies, in each case, as currently anticipated and as may be required from time to time in the future (including as a result of the company’s failure to obtain any necessary regulatory approvals or unwillingness or inability of policyholders to pay increased premiums), including to offset any impact on the company’s margins in connection with its annual review of its long term care insurance claim reserves and margin reviews; its inability to reflect future premium increases and other management actions in its margin calculation as anticipated, including in connection with its margin reviews; failure to sufficiently increase new sales for the company’s long term care insurance products; inability to realize anticipated benefits of the company’s rescissions, curtailments, loan modifications or other similar programs in its mortgage insurance businesses; premiums for the significant portion of the company’s mortgage insurance risk in force with high loan-to-value ratios may not be sufficient to compensate the company for the greater risks associated with those policies; decreases in the volume of high loan-to-value mortgage originations or increases in mortgage insurance cancellations; increases in the use of alternatives to private mortgage insurance and reductions in the level of coverage selected; potential liabilities in connection with the company’s U.S. contract underwriting services; and medical advances, such as genetic research and diagnostic imaging, and related legislation that impact policyholder behavior in ways adverse to the company;

•	other risks including: occurrence of natural or man-made disasters or a pandemic; impairments of or valuation allowances against the company’s deferred tax assets; the possibility that in certain circumstances the company will be obligated to make payments to General Electric Company (GE) under the tax matters agreement with GE even if its corresponding tax savings are never realized and payments could be accelerated in the event of certain changes in control; and provisions of the company’s certificate of incorporation and bylaws and the tax matters agreement with GE may discourage takeover attempts and business combinations that stockholders might consider in their best interests; and

•	risks relating to the company’s common stock including: the continued suspension of payment of dividends; and stock price fluctuations.

The company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise.

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Contact Information:

Investors:	investorinfo@genworth.com

Media:	Julie Westermann, 804 662.2423

julie.westermann@genworth.com

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